EXHIBIT 10.2

IVAX CORPORATION

Nonqualified Stock Option Agreement

(Employee)

1. Grant of Option. In accordance with and subject to the terms and conditions of (A) the IVAX Corporation 2004 Incentive Compensation Plan, as it may be amended from time to time (the “Plan”), a copy of which is attached hereto as Exhibit A and (B) this Nonqualified Stock Option Agreement (the “Agreement”), IVAX Corporation, a Florida corporation (the “Company”), grants to the optionee identified on Schedule 1 attached hereto (the “Optionee”) a nonqualified stock option (the “Option”) to purchase the number of shares (the “Shares”) of its Common Stock, $.10 par value, set forth on Schedule 1, at the option price set forth in Schedule 1.

2. Acceptance by Optionee. The exercise of the Option or any portion thereof is conditioned upon acceptance by the Optionee of the terms and conditions of this Agreement, as evidenced by the Optionee’s execution of Schedule 1 to this Agreement and the delivery of an executed copy of Schedule 1 to the Company.

3. Vesting of Option. The Option shall become exercisable in accordance with the vesting schedule set forth in Schedule 1. In the event that the Optionee’s employment with the Company or its subsidiaries is terminated prior to the date on which the Option or any portion thereof becomes vested, the non-vested portion of the Option will be void, and will not become exercisable by the Optionee.

4. Expiration of Option. The Option shall expire on the date set forth in Schedule 1, and may not be exercised after such date.

5. Procedure for Exercise. The Option may be exercised for the number of Shares specified in a written notice delivered to the Company at least ten days prior to the date on which purchase is requested, accompanied by full payment for the Shares with respect to which the Option is being exercised, in the manner and subject to the terms and conditions set forth in the Plan. Notwithstanding the foregoing, the Option may not be exercised as to less than ten Shares at any time, or, if less than ten Shares, the number of Shares subject to the Option. If any applicable law requires the Company to take any action with respect to the Shares specified in such notice, or if any action remains to be taken under the Articles of Incorporation or Bylaws of the Company to effect due issuance of the Shares, then the Company shall take such action and the day for delivery of such Shares shall be extended for the period necessary to take such action. Neither the Optionee nor any other person entitled to exercise the Option shall be, or have any rights or privileges of, a shareholder of the Company in respect of any of the Shares issuable upon exercise of the Option, unless and until the Shares are issued to the Optionee.

6. No Right to Employment. The issuance of the Option or any Shares pursuant to the Option shall not give the Optionee any right to be employed or retained in the employ of the Company nor shall it affect the right of the Company to discharge or discipline the Optionee or the right of the Optionee to terminate his or her employment.

7. Representations as to Purchase of Shares. As a condition of the Company’s obligation to issue Shares upon exercise of the Option, if requested by the Company, the Optionee shall, concurrently with the delivery of the stock certificate representing the Shares so purchased, give such written assurances to the Company, in the form and substance that its counsel reasonably requests, to the effect that the Optionee is acquiring the Shares for investment and without any present intention of reselling or redistributing the same in violation of any applicable law. In the event that the Company elects to register the Shares under the Securities Act of 1933 and any applicable state laws, the issuance of such Shares shall not be subject to the restrictions contained in this paragraph 7.

8. Compliance With Applicable Law. The issuance of the Shares pursuant to the exercise of this Option is subject to compliance with all applicable laws, including without limitation laws governing withholding from employees and nonresident aliens for income tax purposes.

9. Cancellation and Rescission of Options Due to Detrimental Activity. The Company may cancel, rescind, or otherwise withhold any Options held by an Optionee, whether Vested or non-Vested, and any such Options shall immediately be forfeited by such Optionee at any time that the Optionee is not in compliance with all applicable provisions of this Agreement and the Plan, or if the Optionee engages in any “Detrimental Activity.” “Detrimental Activity” shall include: (i) the rendering of services, directly or indirectly, to or for the benefit of any organization or engaging directly or indirectly in any business which is competitive with the Company, or which organization or business, or the rendering of services to or for the benefit of such organization, is prejudicial to or in conflict with the interests of the Company; (ii) the disclosure to anyone outside the Company, or the use in other than the Company’s business, without prior written authorization from the Company, of any “confidential information,” as defined in the Company’s Employee Handbook, acquired by the Optionee either during or after employment with the Company; (iii) the failure or refusal to disclose promptly and to assign exclusively to the Company, all right title and interest in any invention or idea, patentable or not, made or conceived by the Optionee during employment with the Company, relating in any manner to the actual or anticipated business, research or development work of the Company or the failure or refusal to do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in other countries; (iv) a violation of any rule, policy, procedure or guideline of the Company, including but not limited to the Company’s Code of Conduct; (v) any attempt, directly or indirectly, to induce any employee of the Company to be employed or render services other than for the Company, or any attempt directly or indirectly to solicit the trade or business of any current or prospective customer, supplier, or partner of the Company, other than in connection with the Company’s business; (vi) the Optionee being convicted of, or entering a guilty plea with respect to a crime, whether or not connected with the Company; (vii) any other conduct or act determined to be injurious, detrimental or prejudicial to any interest of the Company or (viii) any agreement, whether or not in writing, to do any of the foregoing. Upon exercise, payment or delivery pursuant to this Agreement, the Optionee may be required to certify, in a manner acceptable to the Company, that he or she is in compliance with all of the terms and conditions of this Agreement and the Plan and is not and has not engaged in any Detrimental Activity. In the event an Optionee fails to comply with these provisions after the grant of this Option and prior to, or during the six months after any exercise, payment or delivery pursuant to this Agreement, such exercise, payment or delivery may be rescinded within two years thereafter. In the event of any such rescission, the Optionee shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery, in such manner and on such terms and conditions as may be required, and the Company shall be entitled to set-off against the amount of any such gain any amount owed to the Optionee by the Company.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed as of the Date of Grant set forth in Schedule 1.

IVAX CORPORATION

By:
Phillip Frost, M.D.
Chairman of the Board
and Chief Executive Officer

Schedule 1

Nonqualified Stock Option Agreement

(Employee)

Name of Optionee:

Number of Shares:	XXXXXXX
Option Price Per Share:	$XXXXXX
Date of Grant:	XXXXXXX
Expiration Date:	XXXXXXX

Vesting Schedule:	X on XX-XX-XXXX
X on XX-XX-XXXX
X on XX-XX-XXXX
X on XX-XX-XXXX
Plan:	2004

The undersigned agrees to the terms and conditions of the Nonqualified Stock Option Agreement of which this Schedule 1 is a part, and acknowledges receipt of the prospectus relating to the Plan and of the Company’s most recent annual report to shareholders.

Date Accepted:
Optionee
Social Security Number